CREDIT AGREEMENT

         This CREDIT AGREEMENT (this "Agreement") is made as of January 21, 1997, by and between Shepherd Surveillance Solutions, Inc. (the "Borrower"), a Nevada corporation, and Trilon Dominion Partners, L.L.C. (the "Lender"), a Delaware limited liability company.

         WHEREAS, the Lender loaned to the Borrower the aggregate amount of $1,000,000 on November 1, 1995 (the "Loan"), in connection with a restructuring of the operations of the Borrower; and

         WHEREAS, the Lender and the Borrower desire to enter into a Credit Agreement to which sets forth the terms and conditions of the Loan and pursuant to which (i) the Borrower will issue to the Lender a Convertible Promissory Note in the principal amount of $1,000,000 plus an additional amount of $141,229.50 representing interest accrued from November 1, 1995 to the date hereof, and (ii) the Borrower will agree to certain restrictions and covenants until all amounts due under the Convertible Promissory Note are repaid or such Convertible Note is converted into shares of the Borrower's Common Stock, $.001 par value per share; and

         WHEREAS, the Lender and the Borrower desire to extinguish all other obligations of the Borrower with respect to the Loan.

         NOW, THEREFORE, the Lender and the Borrower hereby agree as follows:

                                 1. DEFINITIONS:

         Certain capitalized terms are defined below:

         Business Day: Any day on which the stock markets in New York are open for business generally.

         Charter Documents: In respect of any entity, the certificate or articles of incorporation or organization and the by-laws of such entity, or other constitutive documents of such entity.

         Commission:  The Securities and Exchange Commission.

         Common Stock:  The common stock, $.001 par value, of the Borrower.

         Consent: In respect of any person or entity, any permit, license or exemption from, approval, consent of, registration or filing with any local, state or federal governmental or regulatory agency or authority, required under applicable law.

         Current Assets: All assets of the Borrower that in accordance with GAAP are properly classified as current assets, excluding bad debts and inventory not yet salable.


                                      -2-



         Current Liabilities: All liabilities of the Borrower payable on demand or maturing within one (1) year from the date as of which current liabilities are to be determined, and such other liabilities that in accordance with GAAP are properly classified as current liabilities.

         Default: An event or act which with the giving of notice and/or the lapse of time, would become an Event of Default.

         Environmental Laws: All laws pertaining to environmental matters, including without limitation, the Resource Conservation and Recovery Act, the Comprehensive Environmental Response Compensation and Liability Act of 1980, the Superfund Amendments and Reauthorization Act of 1986, the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, in each case as amended, and all rules, regulations, judgments, decrees, orders and licenses arising under all such laws.

         ERISA: The Employee Retirement Income Security Act of 1974, as amended, and all rules, regulations, judgments, decrees, and orders arising thereunder.

         Event of Default:  Any of the events listed in Section 5 hereof.

         Fair Market Value: The value of Common Stock as determined in good faith by the Board Directors of the Company, provided that a majority of the independent directors of the Board shall have concurred. In the event of the failure of such Board of Directors to act in good faith with respect thereto, the fair market value shall be determined by a single qualified appraiser (which shall be either a national accounting firm or a national or regional major investment bank) selected by mutual agreement between the Company and the Lender of the portion of the assets or indebtedness so to be distributed to one share of Common Stock.

         GAAP: Generally accepted accounting principles consistent with those adopted by the Financial Accounting Standards Board and its predecessor, (i) generally, as in effect from time to time, and (ii) for purposes of determining compliance by the Borrower with its financial covenants set forth herein, as in effect for the fiscal year therein reported in certain financial information submitted to the Lender prior to execution of this Agreement.

         Indebtedness: In respect of any entity, all obligations, contingent and otherwise, that in accordance with GAAP should be classified as liabilities, including without limitation (i) all debt obligations, (ii) all liabilities secured by Liens, (iii) all guarantees and (iv) all liabilities in respect of bankers' acceptances or letters of credit.

         Inventory: All goods, merchandise and other personal property, now owned or hereafter acquired by the Borrower, which are held for sale or leased, or furnished under a contract for service, or are raw materials, work in process, or materials used in the Borrower's business.




                                      -3-



         Loan Documents: This Agreement, the Convertible Note, and the Security Agreement and any and all other agreements and documents evidencing, securing or pertaining to the Loan made hereby, in each case as from time to time amended or supplemented.

         Materially Adverse Effect: Any materially adverse effect on the financial condition or business operations of the Borrower or material impairment of the ability of the Borrower to perform its obligations hereunder or under any of the other Loan Documents.

         Maturity Date: August 8, 2000 or such earlier date on which all Loans may become due and payable pursuant to the terms hereof.

         Obligations: All indebtedness, obligations and liabilities of the Borrower to the Lender of every kind and nature existing on the date of this Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise arising or incurred under this Agreement or any other Loan Document or in respect of any of the Loans or the Convertible Note or other instruments at any time evidencing any thereof.

         Plan of Record: The operating plan for the Company for the fiscal year agreed to by the Board of Directors, from which reporting periods are measured and to which adjustments are made with respect to performance on an ongoing basis.

         Qualified Private Placement: An offering and sale for cash of shares of Common Stock pursuant to an exemption from registration under the Securities Act where the gross proceeds to the Company or its Stockholders exceed $7,500,000.

         Qualified Public Offering: A firm commitment underwritten public offering of shares of Common Stock pursuant to an effective registration statement under the Securities Act where the gross proceeds to the Company or its Stockholders exceed $7,500,000.

         Requirement of Law: In respect of any person or entity, any law, treaty, rule, regulation or determination of an arbitrator, court, or other governmental authority, in each case applicable to or binding upon such person or entity or affecting any of its property.

         Securities Act: The Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same are in effect at the relevant time of reference.

         Security Agreement: The Amended and Restated Security Agreement, dated as of August 8, 1994, between the Borrower and the Lender.




                                  2. THE NOTE.

         2.1. Issuance of Convertible Note. The obligation of the Borrower to repay to the Lender the principal of the Loan and interest accrued thereon shall be evidenced by a Convertible Promissory Note (the "Convertible Note") in the principal amount of $_______ executed and delivered by the Borrower and payable to the order of the Lender, in the form attached hereto as Exhibit A.

         2.2. Repayment of Loan. The Borrower shall pay to the Lender the principal of the Loan and interest accrued thereon on the Maturity Date and as set forth in the Convertible Note.

         2.3.  Prepayments.

         (a) The Borrower may elect to prepay the outstanding principal of all or any part of the Loan, without premium or penalty, in a minimum amount of $50,000, upon written notice to the Lender given by 10:00 a.m. New York time on the date of such prepayment, of the amount to be prepaid. Each repayment or prepayment of principal of the Loan shall be accompanied by payment of the unpaid interest accrued to such date on the principal being repaid or prepaid.

         (b) In the event of a Qualified Public Offering or a Qualified Private Placement by the Borrower, and subject to any prepayment rights pursuant to the Credit Agreement, dated as of June 28, 1996 ( the "June 1996 Agreement "), between the Borrower and the Lender, and the Credit Agreement, dated as of January 17, 1997, between the Borrower and the Lender (referred to hereinafter together with the June 1996 Agreement as the "Prior Agreements"), the entire unpaid principal of and interest on the Loan shall be prepaid upon the closing of such offering or placement in an amount equal to the lessor of: (i) the net proceeds received by the Borrower (after compliance with the provisions of the Prior Agreements); or (ii) the entire unpaid principal of and interest on the Loan.

                   REPRESENTATIONS AND WARRANTIES OF BORROWER.

The Borrower represents and warrants to the Lender that:

                  (a) except as disclosed on Schedule 3(a), the Borrower is duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation and is duly qualified and in good standing in every other jurisdiction where it is doing business, and the execution, delivery and performance by the Borrower of the Loan Documents (i) are within its corporate authority, (ii) have been duly authorized, (iii) do not conflict with or contravene its Charter Documents;

                  (b) upon execution and delivery thereof, each Loan Document shall constitute the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms;

                  (c) the Borrower maintains the insurance described on Schedule 3(c) hereto, which insurance the Borrower believes covers such risks and is in such amounts and with such deductibles as is reasonably appropriate for the Borrower's business as it is currently being conducted;

                  (d) except as disclosed on Schedule 3(d) attached hereto, the Borrower has made all filings on a timely basis that it has been required to make under the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Borrower has provided to the Lender true and accurate copies of all filings that have been made with the Commission since June 28, 1996. All of such filings (including all exhibits and schedules thereto and documents incorporated by reference therein) complied in all material respects with all applicable requirements of the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder. None of such filings, including without limitation, any financial statements or schedules therein, at the time filed, contained any untrue statements of a material fact or omitted to state a material fact required therein to be stated or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements included in the Borrower's SEC filings fairly present the position of the Borrower as at such date and for such period in accordance with GAAP consistently applied;

                  (e) except as described on Schedule 3(e), since January 1, 1996, there has been no materially adverse change of any kind in the Borrower which is likely to have a Materially Adverse Effect;

                  (f) there are no legal or other proceedings or investigations pending or threatened against the Borrower before any court, tribunal or regulatory authority which would, if adversely determined, alone or together, be likely to have a Materially Adverse Effect;

                  (g) the execution, delivery, performance of its obligations, and exercise of its rights under the Loan Documents by the Borrower, including borrowing under this Agreement, the use of the proceeds by the Borrower and the issuance of the Closing Warrant to the Lender (i) do not require any Consents; and (ii) are not and will not be in conflict with, constitute a violation or breach of or be prohibited or prevented by (A) any Requirement of Law, or (B) any Charter Document, corporate minute or resolution, instrument, agreement or provision thereof, in each case binding on it or affecting its property;

                  (h) no representation or warranty herein contains or will contain any untrue statement of fact, or omits or will omit to state facts required or necessary to make the statements contained herein not false or misleading;

                  (i) except as described on Schedule 3(i) hereto, the Borrower has no Subsidiaries and is not a party to any partnership or joint venture;

                  (j) except as described on Schedule 3(j) hereto, Borrower has no material liabilities or obligations of any nature, whether absolute or contingent, accrued or otherwise, which are not shown or provided for on the audited balance sheet of Borrower as of September 30, 1996, except for those incurred in the ordinary course of business since such date;

                  (k) Borrower has good and marketable title to all of its material, real, personal and mixed properties (the "Assets") free and clear of all mortgages, liens, pledges, charges, claims, leases, restrictions or encumbrances of any nature whatsoever (other than those granted to Lender), and subject to no restrictions with respect to transferability. All of the Assets are in the Borrower's possession and control. All inventory of the Borrower is of a quality and quantity usable and saleable in the ordinary course of business of Borrower and the values at which such inventories are carried on the books and records of Seller reflect accurately the normal inventory valuation policy of Borrower of inventory at the lower of cost or market on a LIFO basis.

                  The accounts receivable of Borrower as shown on its books and records have arisen in the ordinary course of business, represent valid obligations owed to Borrower and are recorded as accounts receivable on the books of Borrower in accordance with GAAP consistently applied, and Borrower has no reason to believe that said accounts receivable (billed and unbilled) will not be fully paid in the ordinary course of business except to the extent of any bad debts reserved against on the books and records of the Borrower.

                  (l) Borrower has no existing employment contracts with directors, officers, employees or shareholders that have not been reviewed and approved by the Compensation Committee of the Board of Directors.

                  (m) to the best of Borrower's knowledge, Borrower has not violated and is not currently in violation of or breach of, any zoning or building laws, statutes, ordinances or regulations or any health, safety or environmental laws, statutes, ordinances or regulations or any other laws, statutes, ordinances or regulations relating to Borrower or their use which violation or breach would have a Material Adverse Effect. All material licenses, permits, franchise and other governmental or quasi-governmental authorizations and approvals required or necessary for Borrower to carry on its business have been obtained and are in full force and effect;

                  (n) except as disclosed on Schedule 3(n), Borrower has filed with the appropriate government agencies all tax or information returns and tax reports required to be filed on or before the date hereof. Except as disclosed on Schedule 3(n), all federal, state, local, foreign, dominion and provincial income, profits, franchise, sales, use, occupation, property, excise or other taxes whether or not yet due have been fully paid or adequately provided for on the financial statements of Borrower;

                  (o) the books and records of accounts of Borrower (i) have been maintained in accordance with good business practices on a basis consistent with prior years, (ii) state in reasonable detail and accurately reflect the transactions and dispositions of the assets of Borrower, and (iii) accurately and fairly reflect the basis for the financial statements referred to in (d) above;

                  (p) Borrower has complied in all material respects with all applicable laws, rules and regulations relating to the employment of labor, including those relating to wages, hours, collective bargaining and the payment and withholding of taxes, and Borrower has withheld all amounts required by law or agreement to be withheld from the wages or salaries of its employees and Borrower is not liable for any arrears of wages or other taxes or penalties for failure to comply with any of the foregoing. There are no material controversies pending or, to the Borrower's knowledge, threatened between Borrower and any of its employees or former employees. No union or other collective bargaining unit has been certified or recognized by Borrower as representing any of its respective employees;

                  (q) no representation or warranty of Borrower in this Agreement or the exhibits hereto or any certificate or other document referenced herein and furnished to the Lender by the Borrower contains or will contain any untrue statement of a material fact or omits or will omit a material fact necessary to make the statements contained therein not misleading. To the knowledge of Borrower, there is no fact which Borrower has not disclosed to Lender which materially adversely affects, or may materially adversely affect, Borrower, its business or operations;

                  (r) neither Borrower, any ERISA Affiliate (as defined in ERISA) of the Borrower, nor any benefit plan of the Borrower ("Benefit Plan") is in violation in any material respect of any of the provisions of ERISA or any of the qualification requirements of Section 401(a) of the Internal Revenue Code of 1986, as amended; and

                  (s) the authorized capital stock of the Borrower as of the date hereof consists of 50,000,000 shares of Common Stock, of which 4,293,822 are validly issued and outstanding, fully paid and non assessable.




                                  4. COVENANTS.


         4.1 AFFIRMATIVE COVENANTS. The Borrower agrees that so long as the Convertible Note is outstanding, the Borrower will:

                  (a) maintain a system of accounting in accordance with GAAP, maintain its current fiscal year, and permit the Lender or its designated representatives to inspect the Borrower's premises during normal business hours, to examine and be advised as to such other books of account upon the request of the Lender, and to discuss the Borrower's finances and accounts with its officers, all at such reasonable times and as often as may be reasonably requested; provided, that unless an Event of Default has occurred and is continuing, the Lender shall provide at least two (2) Business Days notice of such visit. The rights contained herein shall be exercised solely in furtherance of the proper interests of the Lender as an investor in the Borrower, and the Lender and its agents and representatives shall maintain the confidentiality of all financial and other confidential information of the Borrower acquired by the exercise of such rights except in connection with pursuing any rights and remedies of Lender hereunder;

                  (b) deliver to the Lender, as soon as available and in any event within 90 days after the close of each fiscal year, a balance sheet and statements of income, retained earnings, cash flows, and comparisons to prior year earlier results, audited by an independent accounting firm selected by the Borrower, fairly reflecting the financial condition of the Company as of the close of such fiscal year and the results of its operations during such fiscal year;

                  (c) deliver to the Lender, as soon as available and in any event within 45 days after the end of each fiscal quarter a consolidated unaudited balance sheet dated as of the end of such quarter and consolidated unaudited statements of income and cash flow for the period ending each quarter, prepared in accordance with GAAP and certified by the chief financial officer of the Borrower as presenting fairly the financial condition of the Borrower, and periodic reporting against budget as approved in the Plan of Record;

                  (d) (i) maintain its corporate existence, business and assets,
         (ii) keep its business and assets adequately insured, (iii) maintain its chief executive office in the United States, (iv) continue to engage in the same lines of business, (v) comply with all Requirements of Law, including ERISA, Environmental Laws and the Securities Act, and
         (vi) maintain insurance with financially responsible insurers, covering such risks and in such amounts and with such deductibles as are customary in the Borrower's business and are adequate;

                  (e) notify the Lender promptly in writing of the occurrence of any Event of Default;

                  (f) use the proceeds of the Loans solely for working capital purposes, and not for the carrying of "margin security" or "margin stock" within the meaning of Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224;

                  (g) cooperate with the Lender, take such action, execute such documents, and provide such information as the Lender may from time to time request in order further to effect the transactions contemplated by and the purposes of the Loan Documents;

                  (h) deliver to the Lender as soon as practicable upon the filing thereof, all material filings, reports and statements, if any, filed by the Borrower with the Commission or any other regulatory authority;

                  (i) pay and discharge all taxes, assessments and government charges incurred by, assessed against or imposed upon the Borrower that, if unpaid, might by law become a lien or charge against its property; provided, that the Borrower need not pay or discharge such tax, assessment or government charges if they shall be or are being contested in good faith and if it shall have set aside on its books reserves deemed by its independent public accountant to be adequate with respect thereto;

                  (j) Borrower will make all filings required pursuant to the Securities Act or the Exchange Act on a timely basis;

                  (k) Borrower will provide Lender within ninety (90) days after the end of Borrower's fiscal year a certificate of an officer of Borrower certifying that during the past fiscal year no Event of Default has occurred or if an Event of Default has occurred, detailing the current status of such Event of Default;

                  (l) Borrower will comply with each and every agreement and covenant in each of the Loan Documents; and

                  (m) Borrower will reserve for issuance a sufficient number of shares of Common Stock to permit the conversion of the Convertible Note.


         4.2 NEGATIVE COVENANTS. The Borrower agrees that so long as the Convertible Note is outstanding the Borrower will not, without the Lender's consent:

                  (a) mortgage, pledge, or create or permit to exist any security interest in, or lien on, any shares of Common Stock;

                  (b) merge or consolidate with any other corporation or entity, or sell, lease, transfer, distribute or otherwise dispose of all or any substantial part of its properties or assets, in an aggregate amount in excess of $200,000 (in any single transaction or series of related transactions), or any intellectual property material to its operations or business prospects in one or a series of related transactions to a Subsidiary or any other person (including capital stock of its Subsidiaries);

                  (c) transfer or permit any Subsidiary to transfer any of its properties or assets (other than equipment) for the purpose of subjecting the same to the payment of obligations in priority to payment of general creditors;

                  (d) make any loan or advance to, or assume, guarantee or become liable (contingently or otherwise) for any indebtedness, and will not permit any of its

         Subsidiaries to do the same, except accounts payable and employee travel advances incurred in the ordinary course of business;

                  (e) enter into or be a party to, or amend, modify, supplement or waive any provisions of any contracts involving payments from the Borrower in an amount in excess of $200,000 other than those approved in the Plan of Record;

                  (f) permit any of its Subsidiaries to create, incur, assume or suffer to exist any lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except (i) mechanics' liens,
         (ii) liens for taxes not yet due or (iii) other statutory liens arising in the ordinary course of the Borrower's business;

                  (g) sell, issue or otherwise dispose of, or part with control of, any shares of capital stock of the Borrower or any of its Subsidiaries, except pursuant to the exercise of any options or warrants outstanding as of the date hereof and as set forth on Schedule 4.2(g) attached hereto;

                  (h) acquire any assets of any kind or nature over $200,000 other than those in the ordinary course of business or approved in the Plan of Record; and

                  (i) make any capital expenditures not approved in the Plan of Record in excess of $200,000.

         4.3 FEES AND EXPENSES OF COUNSEL. Borrower will reimburse Lender for all costs and expenses including, without limitation, reasonable legal expenses and attorneys' fees, incurred by Lender in connection with the documentation and consummation of this transaction and any amendments or modifications of this Agreement or other transactions between Borrower and Lender, in each case up to a maximum of $10,000, including without limitation, Uniform Commercial Code and other public record searches, lien filings, Federal Express or similar express or messenger delivery, appraisal costs, surveys, title insurance and environmental audit or review costs. All such costs, expenses and charges will constitute Loans hereunder and may be advanced or paid by Lender from Loan proceeds.

                        EVENTS OF DEFAULT; ACCELERATION.

If any of the following events ("Events of Default") shall occur:

                  (a) the Borrower fails to pay the principal, interest or both under the terms of the Note, whether at maturity or by acceleration, within five (5) days after the Lender has given written notice of such failure to the Borrower;

                  (b) any representation or warranty of the Borrower in the Loan Documents or in any certificate or notice given in connection therewith shall have been false or misleading in any material respect at the time made or deemed to have been made;

                  (c) any of the Loan Documents shall cease to be in full force and effect;

                  (d) the Borrower shall materially breach the agreements specified in Section 4.1(e) or (f) hereof;

                  (e) the Borrower shall materially breach any of the agreements specified in Section 4.2 hereof which breach is not cured within ten
         (10) days after the Lender has given written notice of such breach to the Borrower;

                  (f) the Borrower shall fail to perform any other term, covenant or agreement contained in the Loan Documents within thirty
         (30) days after the Lender has given written notice of such failure to the Borrower;

                  (g) the Borrower (i) shall make an assignment for the benefit of creditors, (ii) shall be adjudicated bankrupt or insolvent, (iii) shall seek the appointment of, or be the subject of an order appointing, a trustee, liquidator or receiver as to all or part of its assets, (iv) shall commence, approve or consent to, any case or proceeding under any bankruptcy, reorganization or similar law and, in the case of an involuntary case or proceeding, such case or proceeding is not dismissed within forty-five (45) days following the commencement thereof, or (v) shall be the subject of an order for relief in an involuntary case under federal bankruptcy law;

                  (h) upon the effective date of a sale of all or substantially all of the assets of the Borrower;

                  (i) the entry of any final judgment or order in excess of $250,000 against Borrower which is uninsured and remains unsatisfied or undischarged and in effect for thirty (30) days after such entry without a stay of enforcement or execution;

                  (j) the occurrence of an event of default under any other agreement or instrument evidencing indebtedness for borrowed money in excess of $500,000 executed or delivered by Borrower or pursuant to which agreement or instrument Borrower or its properties is or may be bound; or

                  (k) the occurrence of any event or condition which has had a Material Adverse Effect.

THEN, or at any time thereafter:

                  (1) In the case of any Event of Default under clause (g), the Commitment shall automatically terminate, and the entire unpaid principal amount of the Loan, all interest accrued and unpaid thereon, and all other amounts payable thereunder and under the Convertible Note shall automatically become forthwith due and payable in accordance with the terms of the Note;

                  (2) In the case of any Event of Default  other  than (g),  the
         Lender  may,  by  written   notice  to  the  Borrower,   terminate  the
         Committment  and upon any Event of

         Default, the Lender may, without further notice, declare the unpaid principal amount of the Loan, all interest accrued and unpaid thereon, and all other amounts payable hereunder and under the Convertible Note to be forthwith due and payable in accordance with the terms of the Convertible Note, and may exercise any and all remedies available at law, in equity and under any of the Loan Documents.

No remedy herein conferred upon the Lender is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and in addition to every other remedy hereunder, now or hereafter existing at law or in equity or otherwise. No course of dealing between the Borrower and the Lender or any failure or delay on the Lender's part in exercising any rights or remedies hereunder shall operate as a waiver of any rights or remedies.

                  6. REPRESENTATIONS AND WARRANTIES OF LENDER.

         (a) The Lender has adequate means of providing for its current financial needs and possible contingencies, and has no present need, and anticipates no need in the foreseeable future, to sell the Convertible Note. The Lender is able to bear the economic risk of this investment and, consequently, the Lender is able to hold any of the securities it may acquire for an indefinite period of time, and has a sufficient net worth to sustain a loss of its entire investment in such securities.

         (b) The Lender is an "accredited investor" within the meaning of Regulation D of the Securities Act and is acquiring the securities for its own account, for investment purposes only, and not with a view to the distribution of all or any part thereof. The Lender will not distribute or transfer any of the securities in the United States except in compliance with all applicable federal securities laws.

         (c) The Lender acknowledges that it has been advised that any securities which may be issued upon the conversion of the Convertible Note (a) will not be registered under the Securities Act or any state securities or blue sky laws (the "Blue Sky Laws"), (b) will be "restricted securities" as defined in paragraph (a) (3) of Rule 144 under the Securities Act ("Rule 144"), (c) have been issued in reliance on the statutory exemptions contained in the Securities Act, (d) have been issued in reliance on the statutory exemptions contemplated in the Blue Sky Laws and that the Borrower relied on the representations of the Lender set forth herein in granting certain warrants to the Lender, (e) will not be transferable without registration under the Securities Act and applicable Blue Sky Laws, unless an exemption from the registration requirement thereof is available and an opinion of counsel to that effect satisfactory to the Borrower is delivered to the Borrower, and (f) will bear the following form of restrictive legend evidencing such restrictions:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND MAY NOT BE SOLD OR TRANSFERRED UNLESS THE SAME ARE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE BORROWER RECEIVES AN OPINION FROM

COUNSEL TO THE HOLDER THAT AN EXEMPTION FROM THE ACT IS AVAILABLE.

Moreover, the Lender has been advised that Rule 144 may not be available for resales nor may all of the registration rights contained in any warrant issued or to be issued pursuant to this Agreement be available unless the Borrower remains a reporting company subject to and is in compliance with the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

         (d) The Lender is a limited liability company duly organized, validly existing, and in good standing under the laws of Delaware. The Lender has all requisite power and full legal right to execute and deliver this Agreement, and to perform all of its respective obligations hereunder in accordance with all terms. This Agreement and the transactions contemplated hereby have been duly approved and authorized by all requisite corporate action, and constitutes when executed and delivered a legal, valid and binding obligation of the Lender, enforceable against it and in accordance with all terms.

                                7. ACKNOWLEDGMENT

         Each of the Borrower and the Lender acknowledge and agree that all of the Lender's outstanding rights with respect to the Loan are embodied in the Loan Documents. The Lender hereby represents to the Borrower that, except for the Convertible Note, there are no promissory notes or other instruments outstanding which represent or evidence any obligations of the Borrower with respect to the Loan.

                                8. MISCELLANEOUS.

         (a) Any notice to be made hereunder shall (i) be made in writing, but unless otherwise stated, may be made by telex, facsimile transmission or letter, and (ii) be made or delivered to the address of the party receiving notice which is identified with its signature below (unless such party has by three (3) days written notice specified another address), and shall be deemed made or delivered, when dispatched, left at that address, or three (3) days after being mailed, postage prepaid, to such address.

         (b) This Agreement shall be binding upon and inure to the benefit of each party hereto and its successors and assigns.

         (c) This Agreement may not be amended or waived except by a written instrument signed by the Borrower and the Lender, and any such amendment or waiver shall be effective only for the specific purpose given.

         (d) No failure or delay by the Lender to exercise any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other right, power or privilege.

         (e) The provisions of this Agreement are severable and if any one provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, such invalidity or unenforceability shall affect only such provision in such jurisdiction.

         (f) This Agreement,  together with all Schedules hereto,  expresses the
entire   understanding   of  the  parties  with  respect  to  the   transactions
contemplated hereby.

         (g) This Agreement and any amendment hereby may be executed in several counterparts, each of which shall be an original, and all of which shall constitute one agreement. In proving this Agreement, it shall not be necessary to produce more than one such counterpart executed by the party to be charged.

         (h) THIS AGREEMENT AND THE NOTE ARE CONTRACTS UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED IN ACCORDANCE THEREWITH AND GOVERNED THEREBY. THE BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF ANY OF THE LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING THEREIN. THE BORROWER, AS AN INDUCEMENT TO THE LENDER TO ENTER INTO THIS AGREEMENT, HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION ARISING IN CONNECTION WITH ANY LOAN DOCUMENTS.

         (i) The Borrower shall pay on demand all costs, including court costs and reasonable attorney's fees and expenses, paid or incurred by the Lender in enforcing this Agreement and the Loan Documents. Lender may make a Loan for these expenses and pay said fees and expenses to the appropriate party.

         (j) The headings in this Agreement are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

         IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as a sealed instrument as of the date first above written.



BORROWER:                            SHEPHERD SURVEILLANCE
                                     SOLUTIONS, INC.



                                             /s/ M. Thomas Makmann
                                     By: _______________________________________
                                            Name:    M. Thomas Makmann
                                            Title:   President and CEO

                                     Address:
                                     7 Perimeter Road, Suite 4
                                     Manchester, New Hampshire  03103
                                     Tel: (603) 622-8668
                                     Fax: (603) 622-5945

LENDER:                              TRILON DOMINION PARTNERS, LLC
                                     By:  VC Holdings, Inc., its Managing Member



                                            /s/ Jack R. Sauer
                                     By: _______________________________________
                                            Name:    Jack R. Sauer
                                            Title:   Vice President


                                     Address:
                                     250 Park Avenue, Suite 2020
                                     New York, New York  10017
                                     Tel: (212) 867-3800
                                     Fax: (212) 867-2955